UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 10, 2013

Date of Report (Date of earliest event reported)

PLANET PAYMENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-35699	13-4084693
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

670 Long Beach Blvd., Long Beach, NY	11561
(Address of principal executive offices)	(Zip Code)

(516) 670-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 10, 2013, Planet Payment, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Form 8-K”) reporting, among other things, the entry into the Third Amendment to Multi-Currency Processing Agreement (the “Amendment”) with Network International, LLC (“Network International”), dated November 10, 2013, which modified the Multi-Currency Processing Agreement, dated January 27, 2010, as amended, by and among the Company, Planet Payment (Hong Kong) Ltd and Network International, LLC (the “Agreement”).  The Amendment was filed as Exhibit 10.01 to the Initial Form 8-K, which also included in its entirety, the Agreement that was filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1 filed on December 13, 2011.  This Amendment No. 1 amends the Initial Form 8-K only with respect to Item 9.01 and the Exhibit Index in order to file only the Amendment as Exhibit 10.01.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Exhibit Title

10.01*	Third Amendment to Multi-Currency Processing Agreement, dated November 10, 2013, by and among the Company, Planet Payment (Hong Kong) Ltd and Network International, LLC.

* The Company has omitted portions of the referenced exhibit and filed such exhibit separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET PAYMENT, INC.

Date: January 30, 2014	By:	/s/ Graham N. Arad
		Name:	Graham N. Arad
		Title:	Director, Senior Vice President, General Counsel

Exhibit List

Exhibit No.	Exhibit Title

10.01*	Third Amendment to Multi-Currency Processing Agreement, dated November 10, 2013, by and among the Company, Planet Payment (Hong Kong) Ltd and Network International, LLC.

* The Company has omitted portions of the referenced exhibit and filed such exhibit separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.